Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of June __, 2016 (the “Effective Date”), among Sun BioPharma, Inc., a Delaware corporation (the “Company”), and those purchasers listed on the attached Schedule I as such schedule may be amended from time to time (each, including its successors and assigns, an “Investor” and collectively the “Investors”).

WHEREAS, the Company has authorized the (a) the sale and issuance of up to [________] shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), (b) the issuance warrants to purchase up to [50% warrant coverage] shares of Common Stock (the “Warrants”), and (c) the issuance of shares of Common Stock to be issued upon exercise of the Warrants (the “Warrant Shares”).

WHEREAS, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to sell to the Investors, and the Investors, severally and not jointly, desire to purchase from the Company that aggregate number of Shares set forth opposite such Investor’s name on Schedule I, and Warrants to purchase that aggregate number of shares of Common Stock set forth opposite such Investor’s name on Schedule I on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Investor agree as follows:

ARTICLE I
PURCHASE COMMITMENT FOR SHARES; ISSUANCE OF WARRANTS

1.1     Purchase Commitment. At the Closing (as hereinafter defined), the Company will issue and sell to each Investor, and each Investor will, severally and not jointly, purchase from the Company, the number of Shares and Warrants (together, the “Securities”), as set forth opposite such Investor’s name on Schedule I for the aggregate purchase price set forth opposite such Investor’s name on Schedule I (the “Purchase Price”).

ARTICLE II
CLOSING AND OTHER DELIVERIES

2.1     Closing. Subject to the satisfaction or waiver of the conditions set forth in Article V, the completion of the sale and purchase of the Securities (the “Closing”), shall take place at 9:00 a.m., Central Time, on June 10, 2016 or as soon as practicable following the satisfaction of the conditions set forth in Article V (the “Closing Date”). The Closing shall take place remotely via the exchange of documents and signatures.

2.2     Closing Deliveries.

(a)     Investors’ Deliveries. In addition to any materials required to satisfy conditions to Closing set forth in Section 5.3, at the Closing each Investor will deliver or cause to be delivered to the Company the Purchase Price for the Securities to be purchased by such Investor as set forth opposite such Investor’s name on Schedule I by wire transfer of immediately available funds to the Company’s bank account pursuant to the wire instructions attached at Exhibit B, or such other means as Investor and Company agree.

(b)     Company’s Deliveries. In addition to any materials required to satisfy conditions to Closing set forth in Section 5.2, at the Closing the Company will deliver or cause to be delivered to each of the Investors evidence of the issuance of the Securities being issued and sold to such Investor, which may take the form of a physical certificate or an electronic equivalent thereof, and a duly executed Warrant, in substantially the form attached hereto as Exhibit A, to purchase the number of shares of Common Stock set forth beside such Investor’s name on Schedule I. Such Warrants, together with this Agreement, are collectively referred to herein as the “Transaction Documents.”

2.3     Placement Agency Fees. Each Investors acknowledges that the Company intends to pay to Lake Street Capital Markets, LLC and Chardan Capital Markets, Inc., in their capacities as Placement Agents for the Offering (collectively, the “Placement Agents”), a fee in respect of the sale of Securities to any Investor.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF COMPANY

The Company hereby represents and warrants to each Investor that, as of the Effective Date and as of the date of the Closing, except as set forth in the Company SEC Documents (as defined in Section 3.6) the following representations are true and complete (except as otherwise indicated):

3.1     Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own and use its properties and its assets and conduct its business as currently conducted. The Company is not in violation of its Certificate of Incorporation, as amended, or the Company’s Amended and Restated Bylaws (the “Charter Documents”). The Company, including each of its subsidiaries, has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its or its subsidiaries’ business, financial condition, properties, operations or assets or its ability to perform its obligations under this Agreement (a “Material Adverse Effect”).

3.2     Capitalization and Voting Rights. As of the Effective Date, the Company is authorized to issue 200,000,000 shares of Common Stock, of which 29,930,306 shares are issued and outstanding, and 20,000,000 shares of preferred stock, none of which are issued or outstanding, nor have any of the terms or preferences thereof been designated. All issued and outstanding shares of Common Stock of the Company have been validly issued, fully paid and nonassessable. Except as set forth herein or in the Company SEC Documents, there are no (i) outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company or any subsidiary is a party and relating to the issuance or sale of any capital stock or convertible or exchangeable security of the Company or any subsidiary, other than options to purchase up to 3,163,600 shares of Common Stock granted to directors, employees and service providers of the Company pursuant to its 2011 Stock Option Plan, warrants to purchase up to 2,550,000 shares of Common Stock and an estimated 2,466,667 shares of Common Stock issuable upon conversion of outstanding indebtedness; or (ii) obligations of the Company to purchase redeem or otherwise acquire any of its outstanding capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. Except as disclosed in the Company SEC Documents, there are no anti-dilution or price adjustment provisions, co-sale rights, registration rights, rights of first refusal or other similar rights contained in the terms governing any outstanding security of the Company that will be triggered by the issuance of the Securities or the Warrant Shares. Except as disclosed in the Company SEC Documents and as otherwise required by law, there are no restrictions upon the voting or transfer of any of the shares of capital stock of the Company pursuant to the Charter Documents or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound. The Company does not have outstanding stockholder purchase rights or “poison pill” or any similar arrangement in effect giving any person the right to purchase any equity interest in the Company upon the occurrence of certain events.

3.3     Authorization; Enforceability. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement has been taken. The Company has the requisite corporate power to enter into this Agreement and carry out and perform its obligations under the terms of this Agreement. At the Closing, the Company will have the requisite corporate power to issue and sell the Securities. This Agreement has been duly authorized, executed and delivered by the Company and, upon due execution and delivery by the Investors, this Agreement will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by equitable principles.

3.4     No Conflict; Governmental Consents.

(a)     The execution and delivery by the Company of the Transaction Documents, the issuance and sale of the Securities (including, when issued, the Warrant Shares) and the consummation of the other transactions contemplated hereby or thereby do not and will not (i) result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound including, without limitation, all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect, (ii) conflict with or violate any provision of the Charter Documents, and (iii) conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with or without due notice or lapse of time or both) a default or give to others any rights of termination, amendment, acceleration or cancellation (with or without due notice, lapse of time or both) under any agreement, credit facility, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or is bound or to which its properties or assets is subject, nor result in the creation or imposition of any encumbrances upon any of its properties or assets, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(b)     No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body is required for the execution and delivery of this Agreement by the Company and the valid issuance or sale of the Securities (including, when issued, the Warrant Shares) by the Company pursuant to this Agreement, other than such as have been made or obtained and that remain in full force and effect, and except for post-sale filings as may be required to be made with the SEC, Financial Industry Regulatory Authority (“FINRA”) and with any state or foreign blue sky or securities regulatory authority, all of which will be filed on a timely basis.

3.5     SEC Filings; Financial Statements. The consolidated financial statements contained in each report, registration statement and definitive proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC,” and the documents, the “Company SEC Documents”): (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto and were timely filed; (ii) the information contained therein as of the respective dates thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (iii) were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered (“GAAP”), except as may be indicated in the notes to such financial statements and (in the case of unaudited statements) as permitted by Form 10-Q of the SEC, and except that unaudited financial statements may not contain footnotes and are subject to year-end audit adjustments; and (iv) fairly present the consolidated financial position of the Company and its subsidiaries as of the respective dates thereof and the consolidated results of operations cash flows and the changes in stockholders’ equity of the Company and its subsidiaries for the periods covered thereby. Except as set forth in the financial statements included in the Company SEC Documents, neither the Company nor its subsidiaries has any liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business subsequent to March 31, 2016, and liabilities of the type not required under generally accepted accounting principles to be reflected in such financial statements. Such liabilities incurred subsequent to March 31, 2016, are not, in the aggregate, material to the financial condition or operating results of the Company and its subsidiaries, taken as a whole.

3.6     Disclosure Controls and Internal Controls.

(a)     The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that are (i) are designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and its principal financial officer by others within those entities particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; and (ii) provide for the periodic evaluation of the effectiveness of such disclosure controls and procedures as of the end of the period covered by the Company’s most recent annual or quarterly report filed with the SEC.

(b)     The Company maintains a systems of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (c) access to assets is permitted only in accordance with management’s general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as set forth in the Company SEC Documents, the Company is not aware of (i) any significant deficiency in the design or operation of internal controls that could adversely affect the Company’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

3.7     Licenses; Permits. Except as set forth in the Company SEC Documents, the Company has sufficient licenses, permits and other governmental authorizations required for the conduct of its business or ownership of properties and is in compliance therewith, except to the extent the failure to comply would not result in a Material Adverse Effect. The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business as described in the Company SEC Documents, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

3.8     Litigation. Except as set forth in the Company SEC Documents, there is no action, suit, proceeding nor investigation pending or, to the Company’s knowledge, currently threatened against the Company. Neither the Company nor any subsidiary is subject to any injunction, judgment, decree or order of any court, regulatory body, arbitral panel, administrative agency or other government body.

3.9     Contracts. Except for matters described in the Company SEC Documents that are not reasonably likely to have a Material Adverse Effect and those contracts that are substantially or fully performed or expired by their terms, the contracts listed as exhibits to or described in the Company SEC Documents that are material to the Company or any of its subsidiaries and all amendments thereto, are in full force and effect on the date hereof, and neither the Company nor, to the Company’ knowledge, any other party to such contracts is in breach of or default under any of such contracts. The Company has no contracts or agreements that would constitute a material contract as such term is defined in Item 601(b) of Regulation S-K, except for such contracts or agreements that are filed as exhibits to or described in the Company SEC Documents.

3.10     Intellectual Property.

(a)     The Company has ownership or license or legal right to use all patent, copyright, trade secret, know-how trademark, trade name customer lists, designs, manufacturing or other processes, computer software, systems, data compilation, research results or other proprietary rights used in the business of the Company (collectively “Intellectual Property”). All of such patents, registered trademarks and registered copyrights have been duly registered in, filed in or issued by the United States Patent and Trademark Office, the United States Register of Copyrights or the corresponding offices of other jurisdictions and have been maintained and renewed in accordance with all applicable provisions of law and administrative regulations in the United States and all such jurisdictions.

(b)     The Company believes it has taken all reasonable steps required in accordance with sound business practice and business judgment to establish and preserve its and its subsidiaries ownership of all material Intellectual Property with respect to their products and technology.

(c)     To the knowledge of the Company, the present business, activities and products of the Company and its subsidiaries do not infringe any intellectual property rights of any other person, except where such infringement would not have a Material Adverse Effect. No proceeding charging the Company with infringement of any adversely held Intellectual Property has been filed to the knowledge of the Company.

(d)     No proceedings have been instituted or pending or, to the knowledge of the Company, threatened, which challenge the rights of the Company to the use of the Intellectual Property. The Company has the right to use, free and clear of material claims or rights of other persons, all of its customer lists, designs, computer software, systems, data compilations, and other information that are required for its products or its business as presently conducted. Neither the Company nor any subsidiary is making unauthorized use of any confidential information or trade secrets of any person. The activities of any of the employees on behalf of the Company or of any subsidiary do not violate any agreements or arrangements between such employees and third parties are related to confidential information or trade secrets of third parties or that restrict any such employee’s engagement in business activity of any nature.

(e)     Except as described in the Company SEC Documents, all licenses or other agreements under which (i) the Company or any subsidiary employs rights in Intellectual Property, or (ii) the Company or any subsidiary has granted rights to others in Intellectual Property owned or licensed by the Company or any subsidiary are in full force and effect, and there is no default (and there exists no condition which, with the passage of time or otherwise, would constitute a default by the Company or such subsidiary) by the Company or any subsidiary with respect thereto.

3.11     Employees. The Company is not a party to any collective bargaining agreement and does not employ any member of a union. The Company believes that its relations with its employees are good. No executive officer of the Company (as defined in Rule 501(f) of the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company. No executive officer of the Company, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters. The Company is in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

3.12     Obligations to Related Parties. To the knowledge of the Company, no transaction has occurred between or among the Company or any of its affiliates (including, without limitation, any of its subsidiaries), officers or directors or any affiliate or affiliates of any such affiliate officer or director that with the passage of time will be required to be disclosed pursuant to Section 13, 14 or 15(d) of the Exchange Act other than those transactions that have already been so disclosed.

3.13     No Material Changes. Except as disclosed in the Company SEC Documents, since March 31, 2016, there has been no material adverse change in the assets, liabilities, business, properties, operations, financial condition or results of operations of the Company and its subsidiaries, taken as a whole. Since March 31, 2016, the Company has not declared or paid any dividend or distribution or its capital stock.

3.14     No General Solicitation or Advertising. None of the Company, any of its affiliates, and any person acting on their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

3.15     No Integrated Offering. Assuming the accuracy of the Investors representations and warranties set forth in Article IV hereunder, none of the Company, any of its affiliates, and any person acting on its behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.

3.16     Application of Takeover Protections. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Charter Documents or the laws of its state of incorporation that is or could become applicable to an Investor as a result of an Investor and the Company fulfilling their obligations or exercising their rights under this Agreement, including, without limitation, the Company’s issuance of the Securities and any Investor’s ownership of the Securities.

3.17     Registration Rights. Except as set forth in this Agreement, no person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

3.18     Trading Matters. The Common Stock is eligible for quotation on the over-the counter-market, including the OTCPink tier of the over-the-counter markets administered by the OTC Markets Group, Inc. The Company has not taken any action designed to, or which to its knowledge is likely to have the effect of, preclude, or otherwise jeopardize, the eligibility of the Common Stock for quotation on the over-the-counter markets. The Company does not have any reasonable basis to believe that the Common Stock is the subject of removal from the OTCPink tier or suspension of quotation or eligibility for quotation on the over-the-counter markets (or hearings or any similar process related thereto).

3.19     Investment Company. The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

3.20     Brokers. Except for fees payable to the Placement Agents, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based on arrangements made by the Company.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF INVESTORS

Each Investor, for itself and for no other Investor, hereby represents, warrants and covenants to the Company as follows as of the Closing Date:

4.1     Organization; Authority. Such Investor is either an individual or an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and performance by such Investor of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Investor. Each Transaction Document to which it is a party has been duly executed by such Investor, and when delivered by such Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Investor, enforceable against it in accordance with its terms, except: (a) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (c) insofar as indemnification and contribution provisions may be limited by applicable law.

4.2     Investor Status. Such Investor is an “accredited investor” as such term is defined in Rule 501(a) of the rules and regulations promulgated under the Securities Act.

4.3     Residency. Such Investor is a resident of or organized under the laws of the state set forth beneath such Investor’s name on the signature page attached hereto, and its principal place of operations, if any, is in the state set forth beneath such Investor’s name on the signature page attached hereto.

4.4     Experience of Such Investor; Due Diligence. Such Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities. Such Investor has, in connection with its decision to purchase the Securities, relied only upon the representations and warranties contained herein and the information contained in the Company SEC Documents. Further, such Investor has had such opportunity to obtain additional information and to ask questions of, and receive answers from, the Company, concerning the terms and conditions of the investment and the business and affairs of the Company, as the Investor considers necessary in order to form an investment decision.

4.5     Prior Pre-Existing Relationship; No General Solicitation or Advertising. Such Investor hereby represents that (a) such Investor was contacted regarding the sale of the Securities by the Company (or another person whom such Investor believed to be an authorized agent or representative thereof) with whom such Investor had a prior substantial pre-existing relationship and (b) such Investor did not learn of the offering of the Securities by means of any form of general solicitation or general advertising, and in connection therewith, such Investor did not (i) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (ii) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

4.6     Transfer Restrictions; Legends. Such Investor hereby acknowledges that the sale of the Securities hereunder have not been reviewed by the SEC nor any state regulatory authority since the transactions contemplated hereunder are intended to be exempt from the registration requirements of Section 5 of the Securities Act, pursuant to Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D. Such Investor understands that the Securities are “restricted securities” as such term is defined in Rule 144 under the Securities Act and have not been registered under the Securities Act or under any state securities or “blue sky” laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Securities unless they are registered under the Securities Act and under any applicable state securities or “blue sky” laws or unless an exemption from such registration is available. Such Investor hereby consents to the placement of a legend on any certificate or other document evidencing the Securities (including, when issued, the Warrant Shares), that such securities have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. Such Investor is aware that each certificate representing the Securities will be endorsed with the following legend until the earlier of (1) in the case of the Shares and Warrant Shares, such date as the Shares or Warrant Shares, as the case may be, have been registered for resale by the Investor or (2) the date the Shares, the Warrants or the Warrant Shares, as the case may be, are eligible for sale under Rule 144 under the Securities Act:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. UNLESS SOLD PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

4.7     Investment Intent. Such Investor hereby represents that such Investor is purchasing the Securities for such Investor’s own account for investment and not with a view toward the resale or distribution to others; provided, however, that nothing contained herein shall constitute an agreement by such Investor to hold the Securities for any particular length of time and the Company acknowledges that such Investor shall at all times retain the right to dispose of its property as it may determine in its sole discretion, subject to any restrictions imposed by applicable law. Such Investor, if an entity, further represents that it was not formed for the purpose of purchasing the Securities.

4.8     No Investment, Tax or Legal Advice. Each Investor understands that nothing in the Company SEC Documents, this Agreement, or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. Each Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

4.9     No Public Disclosures. Such Investor hereby agrees not to issue any public statement with respect to the transactions contemplated by this Agreement, such Investor’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company, without the Company’s prior written consent, except such disclosures as may be required under applicable law.

4.10     Confidentiality; Non-Public Information. Such Investor hereby acknowledges that certain of the information contained in the Transaction Documents or otherwise made available to such Investor may be confidential and non-public and agrees that the portion of such information that is confidential shall be kept in confidence by such Investor and neither used by such Investor for such Investor’s personal benefit (other than in connection with the terms of this Agreement) nor disclosed to any third party for any reason; provided, however, that (a) such Investor may disclose such information to its affiliates and advisors who may have a need for such information in connection with providing advice to such Investor with respect to its investment in the Company so long as such affiliates and advisors have an obligation of confidentiality, and (b) this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties without an obligation of confidentiality (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription or other similar agreement entered into with the Company). Such Investor hereby acknowledges that certain information concerning the matters that are the subject matter of this Agreement may constitute material non-public information under U.S. federal securities laws, and that U.S. federal securities laws prohibit any person who has received material non-public information relating to the Company from purchasing or selling securities of the Company, or from communicating such information to any person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of the Company. Accordingly, until such time as any material non-public information that has been received by the Investor has been adequately disseminated to the public, such Investor agrees that such Investor will not purchase or sell any securities of the Company on any trading market or otherwise, or communicate such information to any other person.

4.11     Short Sales and Confidentiality Prior to Date Hereof. Other than the transaction contemplated hereunder, such Investor hereby represents that such Investor has not, directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with such Investor, executed any disposition, including Short Sales (as such term is defined in Rule 200 of Regulation SHO under the Exchange Act), in the securities of the Company during the period commencing from the time that such Investor first received written or oral notice of the transactions contemplated by this Agreement from the Company or any other person setting forth the material terms of the transactions contemplated hereunder or this Agreement until the date hereof. Such Investor shall not, and shall cause its affiliates not to, engage, directly or indirectly, in any transactions in the securities of the Company (including, without limitation, any Short Sales (as such term is defined in Rule 200 of Regulation SHO under the Exchange Act) during the period from the date hereof until such time as (a) the transactions contemplated by this Agreement are first publicly announced or (b) this Agreement is terminated. Notwithstanding the foregoing, in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Investor’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor’s assets, the representations and covenants set forth in this Section 4.11 shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other persons party to this Agreement, such Investor has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

ARTICLE V
CLOSING CONDITIONS

5.1     Conditions of the Company’s Obligations at Closing. The obligations of the Company to each Investor under this Agreement at Closing are subject to the fulfillment on or before Closing of each of the following conditions:

(a)     Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

5.2     Conditions of the Investors’ Obligations at Closing. The obligations of each Investor under Article I of this Agreement are subject to the fulfillment on or before Closing of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent thereto.

(a)     Absence of Material Adverse Effect. A Material Adverse Effect shall not have occurred and be continuing.

(b)     Representations and Warranties. The representations and warranties of the Company contained in Article III shall be true and correct in all material respects on and as of the Closing Date.

(c)     Performance. The Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

(d)     Compliance Certificate. The Chief Executive Officer and Chief Financial Officer of the Company shall deliver to each Investor at the Closing a certificate stating that the conditions specified in Sections 5.2(a), 5.2(b) and 5.2(c) have been fulfilled.

(e)     Secretary’s Certificate. At the Closing, the Secretary of the Company shall have delivered to the Investors a certificate certifying (i) the Certificate of Incorporation of the Company, (ii) the Bylaws of the Company, and (iii) resolutions of the Board of Directors of the Company approving the Transaction Agreements and the transactions contemplated under the Transaction Agreements.

5.3     Conditions of the Company’s Obligations at Closing. The obligations of the Company to each Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by such Investor:

(a)     Representations and Warranties. The representations and warranties of such Investor contained in Article IV shall be true and correct on and as of the Closing Date.

(b)     Performance. Such Investor shall have performed and complied with all agreements and conditions herein required to be performed or complied with by them on or before the Closing. Such Investor shall have delivered the Purchase Price in accordance with Section 2.2(a) hereof.

ARTICLE VI
COVENANTS

6.1     Commercially Practicable Efforts. Each party will use commercially practicable efforts to satisfy in a timely fashion each of the conditions to be satisfied by it under Article V of this Agreement.

6.2     Reservation of Shares. The Company shall, at all times, reserve for issuance out of its authorized and unissued shares of Common Stock, such number of shares of Common Stock as can reasonably be anticipated to be required for issuance under this Agreement.

6.3     Financial Information. In the event the Company is no longer subject to the reporting requirements of the Exchange Act, the Company will deliver to the Investors within 45 days after the end of each fiscal quarter other than the Company’s fourth fiscal quarter and 90 days after the end of the Company’s fiscal year, the financial statements of the Company, prepared in accordance with United States generally accepted accounting principles (subject to the absence of footnotes and normal year-end adjustments for quarterly financial statements), consistently applied, and audited by the Company’s independent public accountants in the case of year-end financial statements.

6.4     Corporate Existence. The Company will maintain its corporate existence in good standing. The Company will use commercially reasonable efforts to conduct its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations, except where the failure to comply with such laws, rules and regulations would not have a Material Adverse Effect.

ARTICLE VII
REGISTRATION

7.1     Registration. The Company is obligated to do the following:

(a)     Within sixty (60) calendar days after the Closing Date (the “Filing Deadline”), the Company will prepare and file with the SEC one or more registration statements (collectively, the Registration Statement”) on Form S-1 (unless the Company is then eligible to register for resale on Form S-3) to register the resale by the Investors, from time to time, of the Shares and Warrant Shares (the “Registrable Securities”) through the over-the-counter markets or in privately negotiated transactions. The Company shall use commercially practicable efforts to cause the Registration Statement to be declared effective as soon thereafter as possible.

(b)     Not less than five (5) trading days prior to the filing of a Registration Statement or any prospectus contained in a Registration Statement (a “Prospectus”) or any amendment or supplement thereto, the Company shall notify each Investor in writing of the information the Company requires from each such Investor to be included in such Registration Statement. The Company will cause its officers and directors, counsel and independent registered public accountants to respond to any inquiries from Investors resulting from the foregoing notice promptly after having received such inquiries.

(c)     The Company shall (i) prepare and file with the SEC (x) such amendments and supplements to each Registration Statement and any prospectus contained in a Registration Statement the Prospectus used in connection therewith, and (y) such other filings required by the SEC, and (ii) take such other actions, in each case as may be necessary to keep the Registration Statement continuously effective and so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, until the earlier of (A) the third (3rd) anniversary of the date of execution of this Agreement, and (B) such time as all Registrable Securities then held by the Investors can be sold without compliance with the registration requirements of the Securities Act pursuant to Rule 144 under the Securities Act (the “Effectiveness Period”). The Company shall not, during the Effectiveness Period, voluntarily take any action that would result in the Investors not being able to offer and sell Registrable Securities during that period, unless such action is taken by the Company in good faith in compliance with Section 7.1(d) below.

(d)     Notify the Investors as promptly as reasonably possible and (if requested by any such Person) confirm such notice in writing no later than one trading day following the day (i) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (ii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (iii) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement, such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)     File documents required of the Company for normal blue sky clearance in states reasonably specified in writing by the Investors prior to the effectiveness of the Registration Statement; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not as of the Effective Date so qualified or has not so consented.

(f)     Use its reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption therefrom) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

7.2     Transfer of Shares After Registration; Suspension; Damages.

(a)     Each Investor, severally and not jointly, agrees (i) that it will not sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to the Registrable Securities or otherwise take an action that would constitute a sale within the meaning of the Securities Act, other than transactions exempt from the registration requirements of the Securities Act, except as contemplated in the Registration Statement referred to in Section 7.1 and as described below, (ii) that it shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be required to effect the registration of such Registrable Securities and as requested by the Company, (iii) that it shall execute such documents in connection with such registration, that are customary for resale registration statements, as the Company may reasonably request, (iv) to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement and (v) that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

(b)     Subject to paragraph (c) below, in the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall promptly deliver a certificate in writing to each Investor (a “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Registrable Securities pursuant to the Registration Statement (a “Suspension”) until the Investor’s receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus.

(c)     In the event of any Suspension, the Company shall cause the use of the Prospectus so suspended to be resumed as soon as practicable but in any event within sixty (60) days after delivery of the Suspension Notice to Investors.

(d)     Provided that a Suspension in accordance with paragraphs (b) and (c) of this Section 7.2 is not then in effect, an Investor may sell Registrable Securities under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Registrable Securities.

7.3     Expenses of Registration. Except as specifically provided herein, all expenses incurred by the Company in complying with this Article VII, including, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and expenses of one counsel to the Investors (which shall not exceed $20,000), blue sky fees and expenses, fees and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) (collectively, the “Registration Expenses”) shall be borne by the Company. All underwriting discounts and selling commissions applicable to a sale incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so sold.

7.4     Indemnification. In the event any Registrable Securities are included in a registration statement under this Article VII.

(a)     The Company will indemnify and hold harmless each Investor, the partners, officers and directors of each Investor, any underwriter (as defined in the Securities Act) for such Investor and each person, if any, who controls such Investor or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such Registration Statement; and the Company will pay as incurred to each such Investor, partner, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 7.4 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, unless such settlement (x) includes an unconditional release of the Company from all liability on any claims that are the subject matter of such action, and (y) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of the Company; provided, further, that the Company shall not be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which (i) occurs in reliance upon and in conformity with written information furnished expressly for inclusion in such Registration Statement, prospectus, amendment or supplement by such Investor, partner, officer, director, underwriter or controlling person of such Investor or (ii) based upon a claim that a Preliminary Prospectus contained an untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, if such person was not sent or given a copy of the Prospectus (or the Prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities to such person and the untrue statement contained in or omission from such Preliminary Prospectus was corrected in the final Prospectus (or the Prospectus as amended or supplemented).

(b)     Each Investor will, if Registrable Securities held by such Investor are included in the securities as to which such Registration Statement, prospectus, amendment or supplement is being filed, severally and not jointly, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act or Exchange Act, any underwriter and any other Investor selling securities under such registration statement or any of such other Investor’s partners, directors or officers or any person who controls such Investor, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Investor, or partner, director, officer or controlling person of such other Investor may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs (i) in reliance upon and in conformity with written information furnished by such Investor specifically for use in connection with such Registration Statement, prospectus, amendment or supplement or (ii) as a result of such Investor’s failure to deliver a Prospectus or Prospectus supplement as contemplated by the Securities Act prior to the pertinent sale of shares by such Investor; and each such Investor will pay as incurred any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other person registering shares under such registration, or partner, officer, director or controlling person of such other person registering shares under such Registration Statement in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 7.4 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Investor, which consent shall not be unreasonably withheld, unless such settlement (x) includes an unconditional release of such Investor from all liability on any claims that are the subject matter of such action, and (y) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such Investor; provided, further, that in no event shall any indemnity or contribution under this Section 7.4 exceed in the aggregate the dollar amount of the net proceeds to be received by such Investor from the sale of such Investor’s Registrable Securities pursuant to the Registration Statement.

(c)     Promptly after receipt by an indemnified party under this Section 7.4 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7.4, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel reasonably satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 7.4, unless and to the extent that such failure is materially prejudicial to the indemnifying party’s ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7.4.

(d)     If the indemnification provided for in this Section 7.4 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the sale of the Registrable Securities pursuant to the Registration Statement, or (ii) if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any indemnification or contribution by an Investor under this Section 7.4 exceed in the aggregate the dollar amount of the net proceeds to be received by such Investor from the sale of such Investor’s Registrable Securities pursuant to the Registration Statement.

(e)     The obligations of the Company and the Investors under this Section 7.4 shall survive completion of any offering of Registrable Securities in a Registration Statement and the termination of this Agreement.

7.5     Agreement to Furnish Information. In connection with an underwritten registration in which such Investor is participating, each Investor agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Investor shall provide such information related to such Investor as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act.

7.6     Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Article VII may be assigned (but only with the related obligations) by an Investor, provided (i) each transfer to each transferee or designee involves either (X) all Registrable Securities held by such Investor, (Y) not less than twenty-five thousand (25,000) shares of Common Stock, or (Z) an affiliate or a current or former partner or member of such Investor or any affiliate, (ii) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee, (iii) such transferee or assignee agrees in writing to assume the obligations of this Article VII and (iv) such assignment shall be effective only if immediately following such transfer the further disposition of such shares by the transferee or assignee is restricted under the Securities Act (for purposes of this statement, if the transferee, together with all affiliated persons is able to sell all of the Restricted Securities held by such transferee pursuant to Rule 144(b) then further disposition will not be deemed to be restricted under the Securities Act).

7.7     Termination of Registration Rights. Subject to the rights of transferees under Section 7.6 hereof, the Company’s obligations pursuant to this Article VII will terminate with respect to each Investor severally upon the earlier of (A) the date that such Investor has completed the distribution related to such Investor’s Registrable Securities, (B) the third (3rd) anniversary of the Effective Date, and (C) such time as all Registrable Securities then held by the Investors can be sold without compliance with the registration requirements of the Securities Act pursuant to Rule 144(b) under the Securities Act (but only for so long as the shares may be so sold). Following a termination of the Company’s obligations pursuant to the preceding sentence with respect to an Investor, any Securities held by such Investor shall not be deemed to be Registrable Securities thereafter, and the obligations of such Investor pursuant to this Article VII will also terminate.

7.8     Amendment of Registration Rights. Provisions of this Article VII may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold not less than a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 7.8 will be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities.

ARTICLE VIII
MISCELLANEOUS

8.1     Fees and Expenses. Each party shall pay the fees and expenses of its respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Investors.

8.2     Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

8.3     Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York time) on any Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (New York time) on any Business Day, (c) the second (2nd) Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto unless the dispatching party has received a written communication from the receiving party establishing a new address prior to dispatch. For the purposes of this Agreement, the term “Business Day” shall mean any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

8.4     Amendments; Waivers. Except as otherwise provided herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and Investors holding a majority of the Common Stock issued pursuant to this Agreement, including shares then issued pursuant to the valid exercise of Warrants. Any amendment or waiver effected in accordance with this Section 8.4 shall be binding upon any holder of any Securities purchased under this Agreement (including securities into which such Securities have been converted), each future holder of all such securities, and the Company.

8.5     Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

8.6     Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Investor (other than by merger or disposition of substantially all of its assets). Any Investor may assign any or all of its rights under this Agreement to any person to whom such Investor assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Investors.”

8.7     No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

8.8     Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to conflict of laws principles thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of Minneapolis, Minnesota. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Minneapolis, Minnesota for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

8.9     Survival. The representations and warranties contained herein shall survive the Closings and the delivery of the Securities for the applicable statute of limitations.

8.10     Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

8.11     Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

8.12     Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity or security, if requested. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

8.13     Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

8.14     Payment Set Aside. To the extent that the Company makes a payment or payments to any Investor pursuant to any Transaction Document or an Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

8.15     Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance or non-performance of the obligations of any other Investor under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. Each Investor has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. The Company has elected to provide all Investors with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Investors.

8.16     Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

8.17     Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement

8.18     Waiver of Conflicts. Each party to this Agreement acknowledges that Faegre Baker Daniels LLP, counsel for the Company, has in the past performed and may continue to perform legal services for certain of the Investors in matters unrelated to the transactions described in this Agreement, including the representation of such Investors in financings and other matters. Accordingly, each party to this Agreement hereby (a) acknowledges that they have had an opportunity to ask for information relevant to this disclosure; and (b) gives its informed consent to Faegre Baker Daniels’ representation of certain of the Investors in such unrelated matters and to Faegre Baker Daniels’ representation of the Company in connection with this Agreement and the transactions contemplated hereby.

8.19     WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SUN BIOPHARMA, Inc.	Address for Notice: 712 Vista Blvd., #305 Waconia, MN 55387 Attn: Chief Executive Officer
By: ____________________________________ Name: __________________________________ Title: ___________________________________ With a copy to (which shall not constitute notice):

Faegre Baker Daniels LLP 90 South Seventh Street 2200 Wells Fargo Center Minneapolis, MN 55402-3901 Fax: (612) 766-1600 Attention: W. Morgan Burns

[Company Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investor: _____________________________________________________________________________________________

Signature of Authorized Signatory of Investor: _______________________________________________________________________

Name of Authorized Signatory: ___________________________________________________________________________________

Title of Authorized Signatory: ____________________________________________________________________________________

Email Address of Authorized Signatory: ____________________________________________________________________________

Facsimile Number of Authorized Signatory: __________________________________________________________________________

Address for Notice to Investor: ___________________________________________________________________________________

                                                   ______________________________________________________________________________________

                                                   ______________________________________________________________________________________

Address for Delivery of Securities to Investor (if not same as address for notice):

[Investor Signature Page to Securities Purchase Agreement]

 Schedule I

INVESTORS

Name	Common Shares	Aggregate Purchase Price	Warrant Shares	State of Residence/ Organization	State of Principal Place of Operations

Exhibit A

FORM OF WARRANT

(attached)

Exhibit B

COMPANY WIRE INSTRUCTIONS

To the Account of:	Sun BioPharma, Inc.

Account:

Bank name:

SWIFT Number

ABA Routing Number

Bank Address: